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                                                                   Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-63212, 333-13451, 333-26433, 333-42048, 333-42050
and 333-44758) and on Form S-3 (Nos. 333-62684 and 333-65699) of Allegiant
Bancorp, Inc. of our report dated January 23, 2002, with respect to the consolidated financial statements of Allegiant Bancorp, Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                                                        /s/ Ernst & Young LLP

St. Louis, Missouri
March 15, 2002